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                                                       Deutsche Asset Management




Fixed Income Fund                                         Municipal Bond Fund
Short-Term Fixed Income Fund                              Total Return Bond Fund
Short-Term Municipal Bond Fund                            High Yield Bond Fund

Supplement dated March 19, 2002 to Statement of Additional Information dated February 28, 2002.


The following replaces the 'Consideration for Purchases of Shares' section in the Funds' statement of additional information:

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.



               Please Retain This Supplement for Future Reference




Morgan Grenfell Investment Trust

SUPPDOMSAI (03/02)




                                                         A Member of the
                                                         Deutsche Bank Group [/]